Exhibit 99.1

Foley Trasimene Acquisition Corp. II Announces Stockholder Approval

of Proposed Combination with Paysafe

Las Vegas, March 25, 2021 – Foley Trasimene Acquisition Corp. II (NYSE: BFT, BFT WS) (“Foley Trasimene”), a special purpose acquisition company, announced that at the special meeting of Foley Trasimene stockholders (the “Special Meeting”) held today, Foley Trasimene’s stockholders voted in favor of the proposed business combination (the “Business Combination”) with Paysafe Group Holdings Limited (“Paysafe”). The completion of the Business Combination is expected to occur on Tuesday, March 30, 2021, subject to the satisfaction or waiver of customary closing conditions. Following the completion of the Business Combination, the newly combined company will operate as Paysafe and trade on the New York Stock Exchange (NYSE) under the symbol “PSFE” and is expected to start trading on Wednesday, March 31.

Additional Information on the Business Combination and Where to Find It

In connection with the proposed Business Combination, a registration statement on Form F-4 (the “Form F-4”) was filed (SEC File No. 333-251552) by Paysafe Limited, an exempted limited company incorporated under the laws of Bermuda (“Paysafe Limited”) with the Securities and Exchange Commission (the “SEC”), and declared effective on February 26, 2021, that includes a proxy statement that has been distributed to holders of Foley Trasimene’s common stock in connection with Foley Trasimene’s solicitation for proxies for the vote by Foley Trasimene’s stockholders in connection with the proposed Business Combination and other matters as described in the Form F-4, as well as a prospectus of Paysafe Limited relating to the offer of the securities to be issued in connection with the completion of the Business Combination. Foley Trasimene, Paysafe and Paysafe Limited urge investors, stockholders and other interested persons to read the Form F-4, including the proxy statement/prospectus included therein, as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials contain important information about Paysafe, Foley Trasimene, and the proposed Business Combination. Such persons can also read Foley Trasimene’s final prospectus dated August 20, 2020 (SEC File No. 333-240285), for a description of the security holdings of Foley Trasimene’s officers and directors and their respective interests as security holders in the consummation of the proposed Business Combination.

The definitive proxy statement/prospectus has been mailed to Foley Trasimene’s stockholders as of the record date established for voting on the proposed Business Combination. Stockholders are also able to obtain copies of such documents, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Foley Trasimene Acquisition Corp. II, 1701 Village Center Circle, Las Vegas, NV 89134, or (702) 323-7330.

About Foley Trasimene Acquisition Corp. II

Foley Trasimene Acquisition Corp. II is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses or entities. For more information, please visit www.foleytrasimene2.com.

About Paysafe

Paysafe Group (Paysafe) is a leading specialized payments platform. Its core purpose is to enable businesses and consumers to connect and transact seamlessly through industry-leading capabilities in payment processing, digital wallet, and online cash solutions. With over 20 years of online payment experience, an annualized transactional volume of over US $92 billion in 2020, and approximately 3,400 employees located in 12+ global locations, Paysafe connects businesses and consumers across 70 payment types in over 40 currencies around the world. Delivered through an integrated platform, Paysafe solutions are geared toward mobile-initiated transactions, real-time analytics and the convergence between brick-and-mortar and online payments. Further information is available at www.paysafe.com.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Foley Trasimene’s and Paysafe’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Foley Trasimene’s and Paysafe’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction or waiver of the closing conditions to the proposed Business Combination, and the timing of the completion of the proposed Business Combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside Foley Trasimene’s and Paysafe’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive merger agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Foley Trasimene, Paysafe Limited and/or Paysafe following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on Paysafe’s business and/or the ability of the parties to complete the proposed Business Combination; (6) the inability to obtain or maintain the listing of Paysafe Limited’s common shares on the New York Stock Exchange following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of Paysafe to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; and (11) the possibility that Paysafe, Foley Trasimene or Paysafe Limited may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Foley Trasimene’ s most recent filings with the SEC and in the Form F-4 (as defined herein), including the definitive proxy statement/prospectus filed in connection with the proposed Business Combination. All subsequent written and oral forward-looking statements concerning Foley Trasimene, Paysafe or Paysafe Limited, the transactions described herein or other matters and attributable to Foley Trasimene, Paysafe, Paysafe Limited or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Foley Trasimene, Paysafe and Paysafe Limited expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Foley Trasimene, Paysafe Limited or Paysafe, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Contact

Shannon Devine, Senior Vice President, Solebury Trout, 203-428-3228, sdevine@soleburytrout.com

Source: Foley Trasimene Acquisition Corp. II